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                                                                    EXHIBIT 10.5

                          BILL OF SALE AND ASSIGNMENT

        This Bill of Sale and Assignment (the "Assignment") is made from Greg McLemore ("Mr. McLemore"), an individual, and Koala Computer Products, a sole proprietorship of Mr. McLemore (collectively, the "Sellers"), to Pets.com, a California corporation (the "Buyer").

        Sellers desire to assign to Buyer all of Sellers' right, title and interest in and to the trademarks, copyrights and other assets set forth on
Schedule 1 hereto (the "Schedule 1 Assets"), and Mr. McLemore desires to assign to Buyer all of Mr. McLemore's right, title and interest in and to the domain names and other assets set forth on Schedule 2 hereto (the "Schedule 2 Assets") all pursuant to the Common Stock Purchase Agreement entered into between Mr. McLemore and Buyer as of February 17, 1999.

        In consideration for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers hereby assign, transfer, grant, sell and otherwise convey to Buyer all of Sellers' right, title and interest in and to the Schedule 1 Assets, including all common law rights therein, all intellectual property rights therein including trademarks and copyrights, and all registrations and applications to register therefor, together with the good will of the business symbolized by the trademarks or the other Schedule 1 Assets and the right to sue for all past, present and future infringements of the trademarks and copyrights, including the right to collect damages for such infringements, for Buyer's own use and benefit, and for the use and benefit of Buyer's successors, assigns and other legal representatives. Sellers agree to cooperate with Buyer to effect such assignment and transfer, including, without limitation, by executing any further documentation as Sellers may deem reasonably necessary.

        In consideration for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mr. McLemore hereby assigns, transfers, grants, sells and otherwise conveys to Buyer all of Mr. McLemore's right, title and interest in and to the Schedule 2 Assets, including all common law rights therein, all intellectual property rights therein including trademarks and copyrights, and all registrations and applications to register therefor, together with the good will of the business symbolized by the domain names or the other Schedule 2 Assets and the right to sue for all past, present and future infringements of the trademarks and copyrights relating thereto, including the right to collect damages for such infringements, for Buyer's own use and benefit, and for the use and benefit of Buyer's successors, assigns and other legal representatives. Mr. McLemore agrees to cooperate with Buyer to effect such assignment and transfer, including, without limitation, by executing any further documentation as Mr. McLemore may deem reasonably necessary.

AGREED AND ACCEPTED:

GREG McLEMORE                               KOALA COMPUTER PRODUCTS

  /s/ Greg McLemore                         By:    /s/ Greg McLemore
----------------------------------             ---------------------------------
Print Name:   Greg McLemore                 Print Name:   Greg McLemore
           -----------------------                     -------------------------
Date:   2/17/99                             Title:   Owner
     -----------------------------                ------------------------------

                                            Date:   2/17/99
                                                 -------------------------------

PETS.COM

By:   /s/ Greg McLemore
   -------------------------------

Print Name:   Greg McLemore
           -----------------------

Title:    CEO
      ----------------------------

Date:   2/17/99
     -----------------------------


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                                Schedule 1 Assets

1.      Pets.com logo on the Pets.com site

2. Pets specific data-used online including hotels which accept pets, breeders, etc. located on the Pets.com site

3.      Pets.com database of members

4.      Pets.com forum messages on the Pets.com site

5.      Pet-related articles contained on the Pets.com site

6. Product catalog of approximately 5,000 descriptions and 7,000 product photos on the Pets.com site

7.      HTML pages on the Pets.com site


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                                Schedule 2 Assets

A.      Pets related domain names (see below)

P-e-t-s.com
Pets.com
Pets.net
Pets.org